UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 7, 2000
                                                           ------------



                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                0-15587             52-0991911
                 --------                -------             ----------
       (State or Other Jurisdiction    (Commission    I.R.S. Employer ID Number
            of Incorporation or        File Number)
                Organization)


                11019 McCormick Road, Hunt Valley, Maryland 21031
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


         Registrant's telephone number, including area code 410/584-7000
                                                            ------------


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Item 5.  Other Events.

On June 7, 2000, EA Engineering, Science, and Technology, Inc. (the "Company") issued the following press release:

                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                 TO TRADE ON NASDAQ SMALLCAP UNDER SYMBOL EACEC

      Contacts: Melissa L. Kunkel, Director of Marketing and Communications
                     Tel. (410) 527-2442 FAX: (410) 771-9148
                    World Wide Web Site: http://www.eaest.com

For Release: Immediately Upon Receipt

BALTIMORE, MARYLAND, June 7, 2000... EA Engineering, Science, and Technology, Inc. today announced that the Company's common stock will continue to be listed on The Nasdaq SmallCap Market via an exception from the filing of financial statements and minimum bid price listing requirements.

While EA is currently not in compliance with these requirements, the Company has been granted a temporary exception from these standards subject to meeting certain conditions. As reported in the Company's February 4 and April 10, 2000 press releases, the Company will be restating earnings for the fiscal years ended August 31, 1998 and 1999; as such, the Company is considered to be late in filing its financial statements for these periods. Additionally, the Company was advised by Nasdaq that the closing bid price of the Company's common stock does not meet the $1.00 minimum bid price listing requirement.

The Company has been granted a temporary extension until June 16, 2000 to file its amended financial statements and until September 16, 2000 to comply with the minimum bid price listing requirement. In the event the Company is deemed to have met the terms of the exceptions, it shall continue to be listed on the Nasdaq SmallCap Market. The Company believes that it can meet these conditions, however, there can be no assurance that it will do so.

Effective June 8, 2000, the Company's Nasdaq symbol will be changed to EACEC. The Company has been advised that, upon the filing of its amended financial statements for fiscal years 1998 and 1999 and evidence of compliance with all other requirements for continued listing on The Nasdaq SmallCap Market, with the exception of the minimum bid price requirement, Nasdaq will remove the "E" and the Company's symbol will be changed to EACOC. The "C" will be removed from the symbol after the Company has complied with the minimum bid price listing requirement, at which time the Company's trading symbol will return to EACO.

The Company expects that the information contained in its amended financial statements will be consistent with the information previously reported in the Company's press release dated April 10, 2000.

EA is a publicly held international consulting firm specializing in energy, the environment, and health and safety. Through its network of more than 20 offices, EA provides scientific, engineering, economic, analytical, and management solutions to corporate, utility, municipal, and federal government clients.

Certain of the statements contained in this news release are forward-looking statements that involve risks and uncertainties, such as those related to the Company's contracts and other business risks, including general economic conditions, the effects of the Company's restructuring, and industry-wide market factors, as detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EA Engineering, Science, and Technology, Inc.
                                                  Registrant

Date:      June 8, 2000            By:  /s/ Barbara L. Posner
       -----------------------         ----------------------------------
                                            Barbara L. Posner
                                            Chief Financial Officer
                                            Chief Operating Officer


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